                             ASSOCIATED BANC-CORP
                                EXHIBIT (24)
                              Power of Attorney

                         DIRECTOR'S POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1995, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

      Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

      The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 24th day of January, 1996.



                                       /s/ Robert Feitler
                                       _______________________________________
                                       Robert Feitler
                                       Director

                         DIRECTOR'S POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1995, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

      Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

      The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 24th day of January, 1996.



                                       /s/ Ronald R. Harder
                                       _______________________________________
                                       Ronald R. Harder
                                       Director

                         DIRECTOR'S POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1995, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

      Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

      The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 24th day of January, 1996.



                                       /s/ John S. Holbrook Jr.
                                       _______________________________________
                                       John S. Holbrook Jr.
                                       Director

                         DIRECTOR'S POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1995, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

      Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

      The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 24th day of January, 1996.



                                       /s/ William R. Hutchinson
                                       _______________________________________
                                       William R. Hutchinson
                                       Director

                         DIRECTOR'S POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1995, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

      Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

      The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virture hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 24th day of January, 1996.



                                       /s/ James F. Janz
                                       _______________________________________
                                       James F. Janz
                                       Director

                         DIRECTOR'S POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1995, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

      Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

      The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virture hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 24th day of January, 1996.



                                       /s/ William J. Lawson
                                       _______________________________________
                                       William J. Lawson
                                       Director

                         DIRECTOR'S POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1995, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

      Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

      The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virture hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 24th day of January, 1996.



                                       /s/ John C. Meng
                                       _______________________________________
                                       John C. Meng
                                       Director

                         DIRECTOR'S POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1934 (the "Act"), a Form 10-K, the form which must be used for annual reports pursuant to Section 13 or 15(d) of the Act, and Proxy Statement in accordance with Regulation 14A and Schedule 14A under the Act and Regulation S-K and Rule 14a-3(b) under the Act, for the reporting period ending December 31, 1995, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

      Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form 10-K and Proxy Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form 10-K and Proxy Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form 10-K and Proxy Statement and to any and all amendments thereto (including post-effective amendments).

      The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virture hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 24th day of January, 1996.



                                       /s/ J. Douglas Quick
                                       _______________________________________
                                       J. Douglas Quick
                                       Director